Exhibit 99.1

Investor Presentation

April, 2011

TETRA

Forward-Looking Statements and Non-GAAP Financial Measures

TETRA

Forward-Looking Statements:

This presentation includes certain statements that are or may be deemed to be forward-looking statements. Generally, the use of words such as "may," "will," "expect," "intend," "estimate," "projects," "anticipate," "believe," "assume," "could," "should," "plans," "targets" or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements that we intend to be included within the safe harbor protections provided by the federal securities laws. These forward-looking statements include statements concerning the potential impact of the Macondo oil spill in the Gulf of Mexico and the related regulatory actions, the potential impact on our operations of security disruptions in Mexico, projections concerning the Company's business activities in the Gulf of Mexico, including potential future benefits from increased regulatory oversight of well abandonment and decommissioning activities, the proposed timing and completion of the proposed sale of our oil and gas properties and the expected benefits from such sale, our ability to meet future milestones and the expected benefits from such events, financial guidance, estimated earnings, earnings per share, expected benefits from our agreements and long-term investments, expected results of operational business segments for 2011, the expected impact of current economic and capital market conditions on the oil and gas industry and our operations, statements regarding our beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond our control. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in the section titled "Certain Business Risks" contained in our Annual Report on Form 10-K for the year ended December 31, 2010, as well as other risks identified from time to time in our reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures:

During the course of this presentation, we may refer to numerical measures that are or may be deemed to be non-GAAP financial measures. Supplemental financial disclosures for these measures, including the most directly comparable GAAP measures and associated reconciliations, are included in these presentation materials and available on our website at tetratec.com. Supplemental financial disclosures are not substitutes for financial information prepared in accordance with GAAP and should be considered within the context of our complete audited financial results for the given period, which are also available on our website.

Net debt is defined as long-term debt minus cash. Management views net debt, a non-GAAP financial measure, as a measure of TETRA's ability to reduce debt, add to cash balances, pay dividends, repurchase stock, and fund investing and financing activities. EBITDA, a performance measure used by management, is defined as net income (loss) plus: (1) interest expense (net of interest income), (2) income tax provision, and (3) depreciation, depletion, amortization, accretion and impairments. EBITDA is not defined under GAAP and does not purport to be an alternative to net income or other GAAP financial measures as a measure of operating performance. Because not all companies use identical calculations, our presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Management views EBITDA as useful to investors and other external users of our consolidated financial statements as an additional tool to evaluate and compare our operating performance, because EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation, depletion, and amortization, which can vary substantially from company to company. The reconciliation included in the Financial Data Appendix to this presentation is not a substitute for financial information prepared in accordance with GAAP, and should be considered within the context of our complete financial results for the periods indicated, which are available on our website at tetratec.com.

Market Data

TETRA

- Exchange: NYSE
- Avg. Shares Outstanding for the year ended 12/31/2010: 75.5 million
- Market Capitalization(1): $1,142 million*
- Enterprise Value(1): $1,382 million*
- 3-Month Average Daily Trading Volume as of 4/6/2011: 798,000 shares

*Based on closing stock price on April 6, 2011

(1) Non-GAAP financial measures are reconciled to the nearest GAAP measure in the Financial Data Appendix to this presentation.

Company Description

TETRA

- TETRA is a growth-oriented, safety-conscious international oil and gas service company
- Focused on delivering above average returns on invested capital
- Involved in:

Completion Services (Fluids)

Completion fluids and technical services for onshore & offshore customers

Production Enhancement Services

Production testing and wellhead compression services

Late-Life Services (Offshore Services)

Offshore and subsea well services focused on P&A and platform removal

- Not a traditional marine construction business

Strategy and Long-Term Objectives

TETRA

- Be the preferred supplier of well completion, late-life and production enhancement services operating onshore and offshore in the major producing regions of the world
  - Completion Services (Fluids)
    - Leverage raw material cost advantages to capture higher gross margins as deeper, more complex offshore wells are drilled
    - Capture additional fluids revenue in onshore shale fracturing market
  - Late-Life Services (Offshore Services)
    - Build upon market position and reputation to win additional decommissioning and well abandonment contracts in the Gulf of Mexico and international markets
  - Production Enhancement Services
    - Leverage a leading U.S. onshore flowback well testing position into other testing and related completion and early-stage production services in concert with our Completion Services strategy
    - Be the leading wellhead compression provider
    - Restructure Compressco as an MLP to access lower-cost capital
    - Enter other production enhancement businesses over time

Operations Overview – Global Operations


Corporate Headquarters
Operations Offices

Fluids, Testing & Compressco Revenue[1]	2009	2010
US	66%	70%
Non US	34%	30%
	100%	100%

(1) Essentially all Offshore Services and Maritech revenues were US.

Fluids Division Overview

- High value fluids franchise effectively competing against SLB, HAL & BHI
- A low-cost provider of high-end CBFs to GOM and selected other markets
  - Control manufacturing chain
  - Long-term bromine supply agreement



- Positioned to capture share of growing deepwater markets with more complex wells
- Increasing our penetration of onshore shale basins with water handling and treatment services
- Continuing ramp-up of a new calcium chloride plant at El Dorado, Arkansas
- Fluids Division derives revenue from calcium chloride sales to oil & gas and other sectors

Fluids Revenues and Rig Count



Fluids Division Revenues and Lagged Total U.S. Rig Count (1)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$ millions
2,500
2,300
2,100
1,900
1,700
1,500
1,300
1,100
900
700
500
Rig count
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
Fluids Division Revenues
Lagged US Rig Count

- Fluids Division revenues tend to track rig count, particularly GOM floating rig count
  - Changes in revenues lag changes in rig count by approximately one quarter
  - CBF volume per deepwater well is up to 10x volume of a shallow water well
- Rising floating rig count has been driven by deepwater GOM reserves potential
  - Although U.S. GOM rig count is eventually expected to rise now that the drilling moratorium has ended, unclear regulations and slow permitting may limit near-term improvement
- As we grow our fluids presence in shale basins, revenues will increasingly be driven by shale drilling activity

(1) Rig count source: Baker Hughes. Total U.S. rig count has been shifted to the right by one quarter, *i.e.* 4Q 2008 rig count is shown in 1Q 2009.

Offshore Services Overview

TETRA



- Extensive suite of decommissioning and abandonment capabilities
  - A leading provider of mid-to-late-life well services in the GOM
  - Integrated suite of services
    - Heavy lift, well P&A, diving, cutting and wireline services
- Steady demand due to normal depletion and maturation of assets
  - 6,500 structures worldwide, more than 50% in the GOM[1]
  - 3,200 GOM candidate platforms and associated wells in the GOM[1]
  - NTL No. 2010 G-05, the "Idle Iron" guidance, is expected to increase demand
- Event-driven demand
  - Platform removal and well abandonment due to hurricanes and storms
  - Cost of remediation can be 10x cost of undamaged infrastructure remediation
- Highly complementary solutions generally offer better margins than marine construction companies

[1] Sources: OCS Study MMS 2010-007 "Assessment of Marginal Production in the Gulf of Mexico" and Mark Kaiser 2006 "Lost Production from Early Decommissioning and The Gulf of Mexico Decommissioning Market"

Offshore Services Revenues and P&A Demand

TETRA



Offshore Services Revenues and
GOM Structures Removed Industry-Wide(1)
$ millions
$140
$120
$100
$80
$60
$40
$20
$-
140
120
100
80
60
40
20
0
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
Revenues
GOM Structures Removed

- Fewer than 200 structures are removed in a typical year
- The "P&A Inventory Life" in the GOM is at least 16 years[2]

[1] Source: BOEMRE, BOEMRE industry data may be understated in 3Q 2010 and 4Q 2010 due to reporting lag
[2] Based on 3,200 candidate GOM structures if 200 are removed per year

Wells Plugged & Abandoned in the GOM

TETRA

Gulf of Mexico Wells Permanently Plugged & Abandoned[1]


No. of Wells
900
800
700
600
500
400
300
200
100
0
1970
1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008

(1) Source: BOEMRE. Excludes wells temporarily abandoned.

GOM Platform Installations & Removals

TETRA

GOM Platform Installations & Removals by Year[1]



250
200
150
100
50
0
No. of Platforms
Since 1990, the rate of platform *removals* has increased, while the rate of platform *installations* has declined

	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Removed	108	117	105	172	125	118	120	178	76	145	142	109	122	169	194	124	109	157	151	207	164
Installed	174	156	89	122	176	132	153	147	148	105	146	161	102	121	126	101	110	85	75	29	25

(1) Source: BOEMRE data as of 2/23/2011

Maritech Overview

TETRA

- Proved reserves at 12/31/2010[1]:

Oil & NGLs	7.3 MMBbls
Gas	25.6 Bcf
Total	11.5 MMBble (69.0 Bcfe)

- Sold approximately 11% of 12/31/2010 proved reserves in February 2011
- On April 7, 2011 announced an agreement to sell approximately 79% of additional 12/31/2010 proved reserves
- These two transactions, together with other recent small transactions, will result in combined sales of approximately 92% of Maritech's 12/31/2010 proved reserves



(1) 12/31/2010 reserves as reported in TETRA Technologies Form 10-K based upon average prices in 2010

Maritech Transactions

TETRA

- The sale of the vast majority of Maritech's assets along with a significant amount of its associated asset retirement obligations is a culmination of a strategy we have pursued over the past two years that included:
  - Reducing Maritech's decommissioning liabilities through aggressive P&A and decommissioning efforts
  - Selectively investing in Maritech's highest return properties (Timbalier Bay)
- The collective impact of the property sales will reduce Maritech's remaining decommissioning liabilities to between $145 and $150 million
- Maritech's remaining decommissioning liabilities represent future work for our Offshore Services segment
  - The majority of Maritech's P&A and decommissioning activities are anticipated to be completed by the end of 2012

Production Testing Overview

- Largest fleet of onshore flowback well testing equipment in the U.S.[1]
  - Approximately 80% of our U.S. fleet is deployed in shale basins
- Expanding global footprint
  - One of the largest production testing companies worldwide
- Broadening scope of our well testing and early production capabilities



(1) Source: Company estimate

Production Testing Revenues



Production Testing Revenues and Avg. U.S. Land Rig Count(1)
$35
$30
$25
$20
$15
$10
$5
$0
$ millions
2,500
2,000
1,500
1,000
500
0
rig count
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
Production Testing Revenues
Avg. U.S. Land Rig Count

(1) Rig count source: Baker Hughes

Compressco Overview

- Fleet of more than 3,600 mobile wellhead compression units
  - 74% of these units were in service at year end 2010
    - This represents an increase in the number of units in service of approximately 2% compared to year end 2009
- Our units can typically increase production by more than 120 Mcf/day and extend a well's productive life
- Large untapped market potential in the U.S. and abroad can drive growth



Compressco Revenues and Gas Price

TETRA

Compressco Revenues and Trailing Twelve Month Avg. Gas Price[1]


$30
$25
$20
$15
$10
$5
$0
$ millions
$15
$10
$5
$0
-$5
-$10
-$15
$ /MMBtu
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
Compressco Revenues
Trailing 12-Month Avg. Henry Hub Gas Price

(1) Gas price source: Platts Gas Daily reports

Strategic Catalysts

- Onshore Fluids and Production Testing growth driven by well completions in North American shale plays
- Resumption of deepwater GOM completions long-term
  - GOM provides 25% of domestically produced oil and 11% of domestically produced gas[1]
- Tightening regulatory standards and enforcement in GOM and global inventory of aging offshore wells and structures are favorable for our Offshore Services business
- Expansion into new products and services for well testing, fluids, compression and offshore wells will contribute to future growth
- Increased penetration of and expansion into international markets also drives growth

[1] Source: BOEMRE

Future Milestones

- Completion Services (Fluids)
  - El Dorado calcium chloride plant to achieve increasing efficiency through 2011
  - Maintain our market share in the shallow water and deepwater Gulf of Mexico completion fluids business
  - Initiate sales of heavy completion fluids to Petrobras
  - Grow our fluids handling, water treatment and well testing businesses in the Haynesville, Marcellus and Eagle Ford shale plays
- Late-Life Services (Offshore Services)
  - Capture greater market share of GOM abandonment and decommissioning business and enter select international markets in 2011
  - De-risk Maritech: selectively drill prospects but allow reserves to decline
    - Aggressively reduce P&A liabilities
    - Sell properties if market conditions are appropriate
- Production Enhancement Services
  - Coordinate redeployment of certain equipment with Pemex from Burgos Basin to other areas
  - Compressco MLP amended S-1 was filed on February 10, 2011; limits what we can say about Compressco

Consolidated Financials



Revenues and Cash from Operating Activities
$ millions
$1,200
$1,000
$800
$600
$400
$200
$-
2007
2008
2009
2010
Revenues
Cash from Operating Activities

Consolidated Financials

TETRA

Net Debt and Net Debt/Trailing Twelve Month EBITDA[(1)]



$ millions
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
2.5
2.0
1.5
1.0
0.5
0.0
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
Net Debt
Net Debt/Trailing Twelve Month EBITDA

(1) Net debt and EBITDA are non-GAAP financial measures that are reconciled to the nearest GAAP financial measures in the Financial Data Appendix to this presentation.

2011 Segment Guidance (Mid-Range)[1]

Revenue[2]

$Millions


$210.0
$265.0
$160.0
$305.0

Profit Before Tax

$Millions


$51.0
$26.0
$13.5
$50.0

Fluids | Offshore Services | Maritech | Production Enhancement Division[3]

Completion Services | Late-Life Services | Production Enhancement Services

[1] 2011 Guidance as announced on 2/11/11 excludes the impact of our pending sale of a majority of Maritech's assets and associated liabilities

[2] Includes estimated intercompany revenues of $50.0 million in Offshore Services

[3] The Production Enhancement Division includes our Production Testing and Compressco segments

Peer Comparisons

TETRA



2010 EBITDA Margin(1)
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
35.8%
24.2%
23.6%
20.6%
20.1%
15.7%
14.9%
13.5%
7.1%
HLX
OII
SPN
TTI
KEG
OIS
NR
DVR
GLBL

(1) Source: SEC Filings and publicly available information. EBITDA is a non-GAAP financial measure that is reconciled to the nearest GAAP financial measure in the Financial Data Appendix to this presentation.

Peer Comparisons



Enterprise Value/Trailing Twelve Month EBITDA
as of 12/31/2010(1)
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
18.4
10.6
9.1
9.0
8.8
8.1
6.3
6.0
5.2
GLBL
OIS
DVR
SPN
KEG
OII
TTI
NR
HLX

(1) Source: SEC Filings and publicly available information. Enterprise Value and EBITDA are non-GAAP financial measures that are reconciled to the nearest GAAP financial measures in the Financial Data Appendix to this presentation.

Financial Data Appendix

TETRA

(thousands, except per share amount)

Market Capitalization

Stock price per share on 4/6/2011	$	15.12
Average number of shares outstanding for year ended 12/31/2010		75,539
Market Capitalization	$	1,142,150

Enterprise Value

Market capitalization based on 4/6/2011 stock price	$	1,142,150
Long-term debt as of 12/31/2010		305,035
Cash as of 12/31/2010		(65,360)
Enterprise Value	$	1,381,825

Financial Data Appendix

TETRA

2011 Guidance, as announced on February 11, 2011

(excludes the impact of our pending sale of a majority of Maritech's assets and associated liabilities)

Divisional Estimates (continuing operations)
(in millions)

	Revenues	Profit Before Tax (PBT)	Cash CapEx[1]	DD&A[2]
Fluids Division	$255.0 - 275.0	$24.0 - 28.0	$32.0	$21.0
Offshore Services	290.0 - 320.0	46.5 - 53.5	18.0	19.0
Maritech	150.0 - 170.0	10.5 - 16.5	40.0 [3]	79.0
Intersegment eliminations	(50.0)	0.3	-	-
Offshore Division	390.0 - 440.0	57.3 - 70.3	58.0	98.0
Production Enhancement Division	200.0 - 220.0	47.0 - 55.0	34.0	31.0
Operating divisions total	$845.0 - 935.0	$128.3 - 153.3	$124.0	$150.0

(1) Excludes $2.7 million of corporate.
(2) Excludes $3.4 million of corporate.
(3) Does not include $80.0 million of net cash for Maritech WA&D activities that are not classified as CapEx.

Consolidated Estimate (continuing operations)
(in millions, except per share amounts)

	TETRA Earnings Guidance Range	
Operating profit (divisional PBT)	$128.3	$153.3
Corporate overhead	(41.5)	(43.5)
Net interest and other expenses	(21.5)	(21.5)
TETRA income before taxes	65.3	88.3
Provision for income taxes (35%)	(22.9)	(30.9)
Net income	$42.4	$57.4
Fully diluted shares outstanding	77.0	77.0
Per share earnings	$0.55	$0.75

Financial Data Appendix

TETRA

($ thousands)

Reconciliation of Net Debt and Net Debt/Trailing Twelve Month EBITDA[(1)]

Net Debt components as of	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Total debt (as reported)	$ 305,035	$ 308,149	$ 304,217	$ 307,709	$ 310,132	$ 414,183	$ 399,168	$ 426,228
Cash (as reported)	65,360	74,154	89,227	74,410	33,394	8,157	22,596	12,105
Net Debt	$ 239,675	$ 233,995	$ 214,990	$ 233,299	$ 276,738	$ 406,026	$ 376,572	$ 414,123
TTM EBITDA components as of	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Net income (loss) - TTM	$ (43,718)	$ 44,962	$ 67,454	$ 63,069	$ 68,804	$ (16,898)	$ (27,903)	$ (7,661)
Net interest expense - TTM	17,304	15,983	14,468	13,641	12,790	13,369	14,617	15,522
Income tax provision - TTM	(30,468)	23,822	35,288	32,814	36,563	1,637	(2,390)	8,527
DD&A[(2)] - TTM	236,889	182,794	167,909	162,892	162,317	190,422	203,370	208,662
TTM EBITDA	$ 180,007	$ 267,561	$ 285,119	$ 272,416	$ 280,474	$ 188,530	$ 187,694	$ 225,050
Net Debt/TTM EBITDA	1.33	0.87	0.75	0.86	0.99	2.15	2.01	1.84

[(1)] See Further Disclosure Regarding the Use of Non-GAAP Measures for additional information regarding the use of non-GAAP financial measures

[(2)] DD&A includes asset impairments and oil and gas dry hole costs under successful efforts accounting

TETRA

($ thousands, except per share amounts)

2010 EBITDA Margin[1]

For the year ended 12/31/2010:	TTI	KEG	SPN	OIS	NR	OII	HLX	DVR	GLBL
Revenues	$ 872,678	$ 1,153,684	$ 1,681,616	$ 2,411,984	$ 715,954	$ 1,917,045	$ 1,199,838	$ 536,468	$ 568,108
Net income (loss)	(43,718)	73,495	81,817	168,018	41,626	200,531	(127,102)	(315,849)	(95,662)
Net interest expense (income)	17,304	41,959	51,409	15,523	10,267	5,430	86,280	9,060	8,183
Income tax provision (benefit)	(30,468)	(20,512)	43,285	72,023	27,245	104,691	(39,598)	(5,443)	(21,424)
DD&A and impairments	236,889	137,047	220,835	124,202	27,235	153,651	509,584	384,672	149,172
EBITDA	$ 180,007	$ 231,989	$ 397,346	$ 379,766	$ 106,373	$ 464,303	$ 429,164	$ 72,440	$ 40,269
2010 EBITDA Margin	20.6%	20.1%	23.6%	15.7%	14.9%	24.2%	35.8%	13.5%	7.1%

Enterprise Value/Trailing Twelve Month EBITDA as of 12/31/2010[1]

	TTI	NR	KEG	SPN	OII	OIS	HLX	DVR	GLBL
Avg. basic shares outstanding for the year ended 12/31/2010	75,539	89,500	129,368	78,758	54,560	50,238	103,857	91,067	113,832
Market price at 12/31/2010	$11.87	$6.16	$12.98	$34.99	$73.63	$64.09	$12.14	$5.67	$6.93
Market Capitalization	$896,648	$551,320	$1,679,197	$2,755,742	$4,017,253	$3,219,753	$1,260,824	$516,350	$788,856
Long-term debt	305,035	172,987	427,121	681,635	-	731,732	1,347,753	106,008	299,405
Current portion of long-term debt	-	148	-	184,810	-	181,175	10,179	59,328	3,960
Cash	(65,360)	(83,010)	(56,628)	(50,727)	(245,219)	(96,350)	(391,085)	(24,576)	(349,609)
Enterprise value as of 12/31/2010	$1,136,323	$641,445	$2,049,690	$3,571,460	$3,772,034	$4,036,310	$2,227,671	$657,110	$742,612
Net income (loss)	(43,718)	41,626	73,495	81,817	200,531	168,018	(127,102)	(315,849)	(95,662)
Net interest expense (income)	17,304	10,267	41,959	51,409	5,430	15,523	86,280	9,060	8,183
Income tax provision (benefit)	(30,468)	27,245	(20,512)	43,285	104,691	72,023	(39,598)	(5,443)	(21,424)
DD&A and impairments	236,889	27,235	137,047	220,835	153,651	124,202	509,584	384,672	149,172
EBITDA for the year ended 12/31/2010	$180,007	$106,373	$231,989	$397,346	$464,303	$379,766	$429,164	$72,440	$40,269
EV/TTM EBITDA as of 12/31/2010	6.3	6.0	8.8	9.0	8.1	10.6	5.2	9.1	18.4

(1) Source: SEC Filings and publicly available information

Contacts:

Stuart M. Brightman, President & Chief Executive Officer
Joseph M. Abell, Sr. Vice President & Chief Financial Officer

281/367-1983
Fax: 281/364-4346
www.tetratec.com

TETRA